UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2025
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Arvinas, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38672	47-2566120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Science Park 395 Winchester Ave. New Haven, Connecticut	06511
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 535-1456
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On October 20, 2025, Arvinas, Inc. (the "Company") issued a press release announcing new patient-reported outcomes ("PRO") data from the Phase 3 VERITAC-2 clinical trial evaluating vepdegestrant. These data were presented in a mini oral session at the 2025 European Society for Medical Oncology Congress ("ESMO 2025").
The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
The information in this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.
On October 20, 2025, the Company issued a press release announcing new PRO data from the Phase 3 VERITAC-2 clinical trial evaluating vepdegestrant. These data were presented in a mini oral session at ESMO 2025. Vepdegestrant is a novel investigational PROteolysis TArgeting Chimera ("PROTAC") estrogen receptor ("ER") degrader which is being developed with Pfizer Inc. as a potential monotherapy for estrogen receptor 1 ("ESR1") mutated, ER-positive ("ER+)/human epidermal growth factor receptor 2-negative ("HER2-") advanced or metastatic breast cancer previously treated with endocrine-based therapy.
In the VERITAC-2 clinical trial, in patients with ESR1-mutated disease, vepdegestrant demonstrated a reduced risk of deterioration compared to fulvestrant which was statistically significant in several PRO domains including overall health status, pain severity, and functioning (including role, cognitive, emotional, and social functioning), and vepdegestrant consistently showed reduced risk of deterioration versus fulvestrant across all PRO domains. These PRO data from the VERITAC-2 clinical trial support the clinical benefit of vepdegestrant in patients with ESR1-mutated, ER+/HER2- advanced or metastatic breast cancer previously treated with endocrine-based therapy.
Also presented at ESMO 2025 were results from the TACTIVE-N Phase 2 clinical trial, which evaluated neoadjuvant vepdegestrant in postmenopausal women with ER+/HER2– localized breast cancer. The results presented at ESMO 2025 showed that neoadjuvant vepdegestrant demonstrated biological and clinical activity in this treatment-naïve, predominantly ESR1 wild-type population of postmenopausal women with ER+/HER2- localized breast cancer.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated October 20, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINAS, INC.

Date: October 20, 2025	By:	/s/ Andrew Saik
Andrew Saik Chief Financial Officer